SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            FORM 8-K, AMENDMENT No. 1

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2002



Nevada                         Bisassist, Inc.                      33-0921357
------                         ---------------                      ----------
(State or other        (Exact name of registrant as           (I.R.S. Employer
jurisdiction of         specified in its charter)           Identification No.)
incorporation or
organization)


1353 Middleton Dr., Suite 2000, Cedar Hill, Texas                         75104
-------------------------------------------------                         -----
(Address of principal executive offices)                             (Zip Code)

                                 (972) 293-1115
                                 --------------
              (Registrant's telephone number, including area code)


                                ----------------
          (Former name or former address, if changed since last report)











                          Michael J. Muellerleile, Esq.
                                  MC Law Group
                          4100 Newport Place, Suite 660
                         Newport Beach, California 92660
                                 (949) 250.8655
                            Facsimile: (949) 250.8656

                                   Page 1 of 3


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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On February 16, 2002, Romie Krickbaum resigned as the Vice President, Secretary and a director of Bisassist, Inc., a Nevada corporation ("Registrant"). The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Krickbaum's resignation is filed as Exhibit 17.1 to this Form 8-K.

On February 16, 2002, Tarja Mees resigned as a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Mees's resignation is filed as Exhibit 17.2 to this Form 8-K.

INDEX TO EXHIBITS

17.1     Resignation of Romie Krickbaum
17.2     Resignation of Tarja Mees

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.



                                           Bisassist, Inc.


DATED:  February 20, 2002        By:      /s/ Calvin K. Mees
                                          -------------------------------------
                                          Calvin K. Mees, President